UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2010 (July 21, 2010)

TRADEON, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53547	26-1548693
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation or organization)		No.)

Jiangsu Wujing Lijia Industrial Park
Lijia Town
Wujin District, Changzhou City
Jiangsu Province 213176
People’s Republic of China
(Address of principal executive offices)

(86)519-86230102
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Prior to July 21, 2010, our independent registered public accounting firm was Weinberg & Baer LLC, or Weinberg, while the independent registered public accounting firm of Best Green Energy (Changzhou) Co., Ltd., our Chinese subsidiary, was PKF, Certified Public Accountants, Hong Kong, China, a member firm of PKF International Limited network of legally independent firms, or PKF. On July 21, 2010, our board of directors approved the appointment of PKF and the dismissal of Weinberg, as our independent auditor, effective immediately.

Weinberg’s reports on our financial statements for the fiscal years ended October 31, 2009 and October 31, 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its report for the fiscal year ended October 31, 2009 contained a going concern qualification as to the ability of us to continue.

During the years ended October 31, 2009 and October 31, 2008 and the subsequent interim period through the date of Weinberg’s dismissal on July 21, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement(s), if not resolved to the satisfaction of Weinberg, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report as described in Item 304 (a)(1)(iv) of Regulation S-K. There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company's fiscal year ended October 31, 2009 and October 31, 2008, and any later interim period, including the interim period up to and including the date the relationship with Weinberg ceased.

We furnished Weinberg with a copy of this disclosure on August 10, 2010, providing Weinberg with the opportunity to furnish us with a letter addressed to the SEC stating whether it agrees with the statement made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Weinberg, dated August 10, 2010 is filed as Exhibit 16.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
16	Letter from Weinberg & Baer LLC regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEON, INC.

By: /s/Jianliang Shi
Jianliang Shi
Chief Executive Officer

Dated: August 10, 2010

EXHIBIT INDEX

Exhibit No.	Description
16	Letter from Weinberg & Baer LLC regarding change in certifying accountant.